JOINT VENTURE/STOCKHOLDERS' AGREEMENT

         JOINT VENTURE/STOCKHOLDERS' AGREEMENT, made and entered into on the dates of the respective signatures set out below among Lukens Medical Products Private Limited, a company registered under the Companies Act, 1956, laws of India and limited by shares acting through _________________its Managing Director and constituted attorney Sri___________ and having its registered office at Plot No. 7 in Cochin Export Processing Zone, Kakkanad, Cochin, India (hereinafter called the "Company") and the stockholders of the Company listed on attached Schedule A, acting through those representatives set out on Schedule A (the "Stockholders").

                                   Background

         The Stockholders are desirous of organizing and acquiring an interest in the Company under the laws of India to engage in the manufacture of modern syringes and hypodermic needles in India and to set out in this Agreement their respective rights, powers, duties and obligations with respect to the creation and operation of the Company and their ownership of the shares of the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                    Section 1

                                   Definitions

        1.1 Defined Terms. Capitalized terms used in this Agreement and not defined elsewhere are defined in the attached Glossary.

                                    Section 2

                             Organization of Company

        2.1 Organization Of Company. The Company has been organized in accordance with Organization Documents substantially in the form attached hereto as Exhibit A and in accordance with all applicable laws and regulations, including the 1992-1993 U.S./India Treaty, and the rules and regulations of the Reserve Bank of India ("RBI") and all laws regulating or pertaining to the issuance of shares of stock in the Company.

        2.2 Capital of Company. The initial authorized share capital of the Company is Rs. 3,00,00,000/- (Rupees Three Crores only) and each of the Stockholders shall contribute the following amounts to the Company for the following number of shares:

                  (a) Lukens has contributed or will contribute to the Company cash or property in the amount of U.S. Eight Hundred Thousand Dollars ($800,000) and preincorporation services in exchange for that number of shares of the Company stock, which at Closing shall constitute 70% of the issued and outstanding stock of the Company;

                  (b) S.A. Diagnostics shall contribute to the Company the equipment listed on attached Schedule B (the "Equipment") having a value in the amount of U.S. Three Hundred Thousand Dollars ($300,000) in exchange for that number of shares of the Company stock, which at Closing shall constitute 15 % of the issued and outstanding stock of the Company;

                  (c) Superior Medical Supplies shall contribute to the Company the amount of U.S. One Hundred Thousand Dollars ($100,000) in exchange for that number of shares of the Company stock, which at Closing shall constitute 5 % of the issued and outstanding stock of the Company; and

                  (d) PENPOL shall contribute to the Company its promissory note in the amount of U.S. Two Hundred Thousand Dollars ($200,000) in exchange for that number of shares of the Company stock, which at Closing shall constitute 10 % of the issued and outstanding stock of the Company.

        2.3 Closing. The contributions to the Company described in Section 2.2, above shall occur at a closing to be held at a time and place mutually agreed upon by the Parties, on or before February 28, 1997


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unless such date of closing is extended by the mutual consent of the Parties. At or prior to the Closing:

                  (a) each Stockholder shall make its contribution to the Company as provided in Section 2.2, above;

                  (b) the Company shall issue a certificate or certificates representing the Shares to be issued to each Stockholder under Section 2.2, above; and

                  (c) the parties shall execute such other documents and instruments necessary or desirable for the consummation of the Contemplated Transactions and to conform to any legal requirement.

                  (d) the rights and obligations of the parties at Closing and under this Agreement are subject to any rules and regulations of Indian government authorities, including, but not limited to the RBI, the Foreign Investment Board and SEBI.

         2.4 Company Operations. Subject always to the business judgment of the Company's Board of Directors and management, the Company and the Stockholders anticipate that the Company will use reasonable efforts to accomplish the following:

                  (a) in order to take advantage of the business expertise and experience of the Stockholders, the Company wit(, from time to time, consult with the Stockholders, either individually or collectively, regarding strategic planning and direction related to the business of the Company;

                  (b) within two (2) years of the date of this Agreement, research and make a recommendations to the Stockholders with respect to possible advantages and disadvantages of incorporation of the Company's business under the laws of a political jurisdiction other than India; and

                  (c) when and if determined appropriate in the business judgment of the Company's Board of Directors and when permitted under the laws governing the operation of the Company, consider the declaration


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and payment of  dividends in such amounts and at such times that will not impair the Company's operations. The Company and the Stockholders do not anticipate that the Company will be in a position to declare and pay any dividends for a period of at least two (2) years from the date of this Agreement, and thereafter only at such times and in such amounts as are commercially reasonable and prudent in the business judgment of the Company's Board of Directors considering the business needs of the Company.

                                    Section 3

                        Other Commitments and Agreements

         3.1 Transfer of Acquired Indian Assets by Lukens. Lukens has purchased certain assets of Affiliated Medical Equipments, Ltd. from Kerala State Industrial Development Corporation Ltd., acting for itself and on behalf of Kerala Financial Corporation, State Bank of Travancore and State Bank of Mysore under that Agreement dated January 7, 1997, a copy of which is attached as Exhibit B. (the "KSIDC Purchase Agreement"). At or prior to the Closing, Lukens will transfer to the Company all of the assets so acquired under the KSIDC Purchase Agreement as a part of its contribution to the Company under Section 2.2(a), above. Notwithstanding the foregoing, Lukens shall provide the Bank Guarantee referenced in the KSIDC Purchase Agreement.

         3.2 Bank Guarantees. Each Stockholder does hereby guarantee to Sunwest Bank of Albuquerque, N.A., Albuquerque, New Mexico ("Sunwest") that the Company and Lukens' wholly-owned New Mexico subsidiary shall promptly and fully pay any and all indebtedness, of any kind or nature whatsoever, which now exists or may hereafter arise or accrue in any manner from Company or Lukens' wholly-owned New Mexico subsidiary to Sunwest related to that certain loan specifically described on attached Exhibit C, including renewals, extensions and modifications thereof and interest or other charges accruing thereon. All such indebtedness, liabilities and obligations of Company and Lukens' wholly-owned New Mexico subsidiary to Sunwest are hereinafter called the "Guaranteed Obligations." If Company or Lukens' wholly-owned New Mexico subsidiary fails at any time to promptly pay or perform any of the Guaranteed


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Obligations when due, by acceleration or otherwise,  each Stockholder  promises, to the extent of such Stockholder's Proportionate Share, to pay or perform the same when due immediately upon demand, together with: (i) such Stockholder's
Proportionate Share of attorneys' fees, court costs and other out-of-pocket expenses incurred by reason of Company's default and; (ii) the amount of all actual 'attorneys' fees, court costs and other out-of-pocket expenses incurred in establishing and enforcing payment against such Stockholder. As used in this
Section 3.2, the term "Proportionate Share" means an amount equal to the percentage of the Guaranteed Obligations that is equal to such Stockholder's percentage ownership of Stock of the Company. As of the date hereof, each Stockholder's Proportionate Share of the Guaranteed Obligations is set forth on attached Exhibit D. At Closing, and thereafter, each Stockholder agrees to execute and deliver any and all agreements, documents and instruments which may be required by Sunwest to evidence the guarantee provided for hereunder. The guarantees of the Stockholders hereunder shall apply only with respect to the specific indebtedness described on Exhibit C, and shall not apply to any other indebtedness of the Company or of Lukens or its subsidiaries.

         The parties acknowledge, understand and agree that the loan referenced in this Section 3.2 secures a standby letter of credit for the benefit of the Company and such loan, if required to be drawn upon, is an obligation of and will be repaid by the Company out of assets of the Company and that the guarantees herein are guarantees that the Company will repay such loan.

         3.3 Post-Closing Agreements. Subsequent to the Closing, the Company shall enter into one or more agreements to provide products manufactured by the Company to Lukens, S.A. Diagnostics, Superior Medical Supplies and PENPOL. Such agreements shall provide that such products will be sold fully loaded manufacturing costs for the products plus twenty-five percent (25%). The agreements shall also provide that in the event that the Company's capacity is unable to meet the needs of each of Lukens, S.A. Diagnostics, Superior Medical Supplies and PENPOL with respect to products, then the products shall be allocated among Lukens, S.A. Diagnostics, Superior Medical Supplies and PENPOL prorata based upon the number of Shares held by each in relation to the total number of

Shares held by Lukens, S.A. Diagnostics, Superior Medical Supplies and PENPOL.
                                    Section 4

                              Financial Information

         4.1 Financial information. For so long as a Stockholder owns any of the Shares, the Company agrees to furnish the Stockholder with the following:

                  (a) Quarterly Statements. Within sixty (60) days after the end of the first, second, and third quarterly periods of each fiscal year, a balance sheet of the Company as at the end of each such period and statements of operations and of changes in financial position of the Company for each such quarterly period, prepared in accordance with the Company's books and records. This balance sheet and these statements need not be audited, but shall be certified as correct by the principal financial officer of the Company, subject to year-end audit adjustments.

                  (b) Annual Statements. Within ninety (90) days after the last day of each fiscal year of the Company, or if later as soon as the audited accounts are ready, to deliver to each Stockholder a copy of its audited report containing a balance sheet of the Company as at the end of such fiscal period and copies of statements of operations and of changes in financial position of the Company for such fiscal period.

                  (c) Accountant's Reports. Promptly when received by the Company, a copy of any report submitted to the Company by its accountants or Statutory Auditor in connection with each annual audit of the books of the Company made by such accountants.

                  (d) Other Information. On ten (10) days' written notice, the Company shall permit a Stockholder, at such Stockholder's expense, to discuss the Company's affairs, finances, and accounts with its present and comparable officers of the Company at such reasonable times and as often as such Stockholder may reasonably request.

                                    Section 5

                  Representations & Warranties of Stockholders

         5.1 General Representations and Warranties. Each Stockholder represents and warrants to the Company and to each of the other Stockholders as follows:

                  (a) This Agreement constitutes the legal, valid, and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. The Stockholder has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The Stockholder does not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                  (b)   Each   of   the   Stockholders   makes   the   following
representations with respect to its acquisition of the Shares:

                           (i) the  Stockholder  was not formed for the specific
purpose of acquiring the Shares;

                           (ii) the  Stockholder  is able to bear  the  economic
risk of loss of its investment in the Shares;

                           (iii)   the   Stockholder   is  not   aware   of  any
advertising, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or of any public solicitation by the Company or any other Person acting on behalf of the Company with respect to the offering or sale of the Shares;

                           (iv)  the  Stockholder  is  fully  familiar  with the
proposed business of the Company;

                           (v) the Stockholder recognizes the risks of investing
in the Company and/or purchasing the Shares;

                           (vi)  each  Stockholder  has  had an  opportunity  to
examine any and all Company documents, corporate financial records, and any other business records which may be appropriate in connection with a decision to purchase the Shares, and an opportunity to discuss the business of the Company with its officers and directors;

                           (vii) each Stockholder  believes that the Stockholder
and its representatives are adequately informed about the business and financial condition of the Company and are able to evaluate the risks and merits of making an investment in the Company;

                           (viii) each  Stockholder  agrees that all projections
of revenue growth and potential profits of the Company, if any, that may have been discussed with any representative of the Stockholder, are highly speculative and estimates only, that may not be relied upon as indicative of actual results that may be achieved;

                           (ix)  in  entering   into  this   Agreement   and  in
purchasing the Shares, each Stockholder is and will be acting for its own account and not for or on behalf of the account of any other person, and is purchasing the Shares for investment and not for distribution; and

                           (x) the Stockholder has not paid and will not pay any
commission, fee or other remuneration to any person, directly or indirectly, in connection with its purchase of the Shares.

                  (c) There is no pending proceeding that has been commenced against the Stockholder and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To such Stockholder's knowledge, no such proceeding has been threatened.

                  (d) There is no suit, action, arbitration, or legal, administrative, or other proceeding, governmental investigation, or contract renegotiation pending nor, to the knowledge of the Stockholder any basis therefor or any threat thereof against or affecting the Stockholder or any of its businesses, assets, or its financial condition, or which questions the validity of this Agreement or the Contemplated Transactions.

                  (e) To the knowledge of the Stockholder, the Stockholder is not in violation, breach, or default in any material respect of any term or provision of any statute, rule, governmental regulation, lease, license, note, contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement applicable to or binding on the Stockholder and the execution, delivery, and performance of this Agreement and the Contemplated Transactions, will not, with notice or lapse of time or both: (i) result in any violation of, or be in conflict with or constitute a breach of or default under, any such term or provision; or, (ii) result in or constitute an event that would permit any party to terminate any agreement or to accelerate the maturity, require payment of, or allow removal of any guaranty of, any indebtedness or any other obligation of the Stockholder.

                  (f) To the knowledge of the Stockholder, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority by the Stockholder or the Company is required in connection with the execution and delivery of this Agreement or the Contemplated Transactions.

                  (g) Each Stockholder represents to the Company that it has not dealt with any broker, finder, investment banker, or financial advisor in connection with this Agreement or the Contemplated Transactions or in connection with any investment in or loan to the Company and agrees to indemnify and hold harmless the Company, against any loss, liability, damage, cost, claim, or expense (including attorneys' fees) incurred by reason of any brokerage, commission, investment banking, investment advisers, or finder's fee payable or alleged to be payable due to this Agreement or the Contemplated Transactions arising out of the acts of the Stockholder.

                  (h) This Agreement, and all statements, certificates and other written material furnished to the Company by or on behalf of the Stockholder as required by or referred to in this Agreement, when read together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in them, in light of the circumstances under which they are made, are not misleading.

        5.2 Representations and Warranties Regarding Equipment. With respect to the Equipment, S.A. Diagnostics represents and warrants as follows:

                  (a) At Closing, the Company shall obtain good and marketable title to all of the Equipment, free and clear of all title defects, liens, restrictions, claims, charges, security interests, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral security arrangements, or other title or interest retention arrangements and free and clear of all taxes and duties or similar charges; and

                  (b) the Equipment is in good operating order, condition, and repair, ordinary wear and tear excepted, and is suitable for use in the Company's business.

                                    Section 6

                      Conditions To Obligations of a Party

         Each party's obligations at the Closing are subject to the fulfillment to that party's satisfaction, except to the extent waived or modified in accordance herewith, at or before the Closing, of each of the following conditions:

        6. 1 Warranties and Statements Correct. Except as affected by the Contemplated Transactions, the representations and warranties made by each of the other parties to this Agreement and all written material in all certifications and documents referred to in this Agreement or delivered to such party under this Agreement shall be true and correct when made, and shall be deemed to be repeated at and as of the time of the Closing, and shall be true and correct at and as of that time.

         6.2 Performance. Each other party and the Company shall have performed and complied with all agreements and conditions in this Agreement required to be performed or complied with by it before or at the Closing.

        6.3 Consents and Waivers.  Each party shall have obtained all approvals,
consents  and  waivers   necessary  or  appropriate  for   consummation  of  the
Contemplated Transactions.

        6.4 Legal Investment. At the time of the Closing, the party's purchase of the Shares under this Agreement shall be legally permitted by all laws and regulations to which the party and the Company are subject.

         6.5 Proceedings and Documents. All corporate and other proceedings in connection with the Contemplated Transactions shall be reasonably satisfactory in substance and form to such party and such party shall have received all such counterpart originals or certified or other copies of such documents as such party may reasonably request.

         6.6 Waiver of Conditions to a Party's Obligations. A party may waive or modify in writing any or all of the above conditions to its obligations to purchase the Shares in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by such party of any of such party's other rights or remedies, at law or in equity.

                                    Section 7

                       Limitations on Transfers of Shares

         7.1 Limitation on Shares Transfer. Except as otherwise expressly provided herein, if a Stockholder desires to transfer any or all of the Stock then owned by such Stockholder (a "Shares Transfer"), then at least sixty days prior to any such Shares Transfer other than a Permitted Transfer (as hereinafter defined), such transferring Stockholder (the "Transferring Stockholder") will give notice (the "Notice") to the Company and the non-transferring Stockholders of the Company of its intention to effect the Shares Transfer. The Notice will set forth (i) the number and class of shares to be sold by the transferring Stockholder (the "Sale Shares"),
(ii) the date or proposed date of the Shares Transfer and the name and address of the proposed transferee, (iii) the principal terms of the Shares Transfer, including the cash or other property or consideration to be received upon such Shares Transfer, (iv) the percentage which the number of Sale Shares constitutes with respect to the aggregate number of shares of Stock then held by Transferring Stockholder, and (v) the written consent of the proposed transferee to be bound by all the terms of this Agreement if the proposed Shares Transfer is consummated.

         7.2 Corporation's Option. Subject to applicable laws of the jurisdiction under which the Company is organized, the Company shall have the option, but not the obligation, to purchase the Sale Shares on the same terms as specified in the Notice. Within 20 days after the giving of the Notice (the Notice Date"), the Company shall give written notice to transferring Stockholder and the remaining Stockholders stating whether or not it elects to exercise its option, the number of Sale Shares, if any, it elects to purchase, and a date and time for consummation of the purchase not less than 60 or more than 90 days after the Notice Date. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its option. The Transferring Stockholder shall not be entitled to vote, either as a shareholder or director, in connection with the decision of the Company whether to exercise its option to purchase the Transferring Stockholder's Sale Shares, provided that if the Transferring Stockholder's vote is required for valid corporate action, the Transferring Stockholder shall vote in accordance with the decision of the majority of the other directors or shareholders.

         7.3 Stockholders' 0ption. If the Company fails or is unable under applicable law to exercise the option with respect to all of the Sale Shares, the Stockholders other than the Transferring Stockholder shall thereupon have the option, but not the obligation, to purchase the remaining Sale Shares on the same terms as specified in the Notice. After the expiration of the 20-day period in Section 7.2 hereof, but within 30 days after the Notice Date, any electing Stockholder shall give written notice to the Transferring Stockholder and the Company stating whether or not such Stockholder elects to exercise its option, the number of Sale Shares, if any, such Stockholder elects to purchase, and (unless a closing date has already been set) a date and time for consummation of the purchase not more than 90 days after the Notice Date. Failure by such Stockholder to give such notice within such time period shall be deemed an election by such Stockholder not to exercise such Stockholder's option. If more than one Stockholder exercises this option, the number of remaining Sale Shares purchased shall be pro rated based on their equity ownership on a fully diluted basis.

         7.4 Definitions. For purposes of this Section 7, the term "Permitted Transfer" shall mean a Shares Transfer to a corporate Affiliate in the case of a transferring Stockholder that is a corporation, to any of its general or limited partners or any Affiliate thereof in the case of a transferring Stockholder that is a partnership, to any spouse, parents, brothers, sisters, children (natural or adopted), stepchildren or grandchildren or a trust for any of their benefit in the case of a transferring Stockholder that is an individual (each a "Permitted Transferee"); provided, that, prior to such Shares Transfer, such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement. For purposes of this Section, "Stock" shall mean
(a) the presently issued and outstanding shares of capital stock of the Company,
(b) any presently issued and outstanding options or stock subscription warrants exercisable for shares of capital stock of the Company (which options and warrants shall be deemed to be outstanding shares of stock), (c) any additional shares of capital stock hereafter issued and outstanding, (d) any options or stock subscription warrants exercisable for shares of capital stock of the Company hereafter issued and outstanding (which options and warrants shall be deemed to be outstanding shares of stock) and (e) any shares of capital stock of the Company into which such shares, options or stock subscription warrants may be converted or for which they may be exchanged or exercised.

        7.5 Other Limitations. Notwithstanding anything to the contrary contained herein, the Transferring Stockholder shall not be obligated to sell any of the Sale Shares offered to the Company or the other Stockholders pursuant to this Section 7 to the Company or such Stockholders, as the case may be, unless notice is received as to the purchase of all of the Sale Shares by the Company and/or such Stockholders within the time period specified. In the event that such notice is not received, or if such notice is received but the purchase of all of the Sale Shares is not consummated within 90 days after the Notice Date, the Transferring Stockholder may, not later than 120 days after the Notice Date, sell all, but not less than all, of the Sale Shares to the proposed transferee specified in the Notice on terms and conditions which in all material respects are no more favorable to such proposed transferee than those set forth in the Notice. Following such transfer any transferee thereof shall be bound by all of the terms of the Agreement whether or not he, she or it shall become a signatory hereto. If at the end of such 120 day period the Transferring Stockholder has not completed the sale of the Sale Shares as provided in the Notice, no Sale Shares may be sold or otherwise disposed of until they are again offered under the procedures specified in this Section 7.

         7.6 Transfers Void. Any attempted transfer in violation of the terms of this Section 7 shall be ineffective to vest in any transferee any interest held by the Transferring Stockholder in the Stock. Without limiting the foregoing, any purported Shares Transfer in violation of this Section 7 shall be ineffective as against the Company, and the Company shall have a continuing right and option (but not an obligation) to purchase the shares purported to be transferred by the Transferring Stockholder for a price and on terms the same as those at which the purported Shares Transfer was sought to be effected.

                                    Section 8

                                Preemptive Rights

        8.1 Preemptive Rights. The Company shall not issue, sell or exchange to or with any Person, agree to issue, sell or exchange to or with any Person, or reserve or set aside for issuance, sale or exchange to or with any Person, any:
(a) shares of Common Stock; (b) any other equity security of the Company; (c) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company; (d) any security of the Company that is a combination of debt and equity; or (a) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company (the "Offered Securities"), unless in each case the

Company shall have first offered to sell to each Stockholder up to its Proportionate Share of the Offered Securities, at a price and on such other terms as offered to such other Person or Persons and which price and terms she(( have been specified by the Company in a writing delivered to the Stockholders (the "Offer"), which offer by its terms shall remain open and irrevocable for a period of 20 days from the date it is delivered by the Company to the Stockholders (the "Notice Period"). For the purposes of this Section, a Stockholder's Proportionate Share shall be that percentage of the Offered Securities which is equal to the percentage which the number of shares of Common Stock of the Company owned by the Stockholder at the time of its receipt of the Offer bears to the total outstanding Common Stock of the Company at the time of the Stockholder's receipt of the Offer.

         8.2 Notice. Notice of a Stockholder's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by the Stockholder and delivered to the Company prior to the end of the Notice Period, setting forth such portion of the Offered Securities as the Stockholder elects to purchase (the "Notice of Acceptance").

         8.3 Sale of Securities by the Company. The Company shall have 90 days from the expiration of the Notice Period to sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Stockholders (the "Refused Securities") to any other Person or Persons, but only upon terms and conditions in all material respects, including, without limitation, unit price and interest rates which, in the aggregate, are no more favorable to such other Person or Persons or less favorable to the Company than those set forth in the Offer. Upon and subject to the closing of the sale to such other Person or Persons of all the Refused Securities, which shall include payment of the purchase price to the Company in accordance with the terms of the Offer, each Stockholder shall purchase from the Company, and the Company shall sell to such Stockholder, the Offered Securities in respect of which a Notice of Acceptance was delivered to the Company by that Stockholder, at the terms specified in the Offer. The purchase by a Stockholder of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Stockholder of a customary purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Stockholder.

         8.4 Unpurchased Securities. In each case, any Offered Securities not purchased by the Stockholders or any other Person or Persons in accordance with this Section 8 may not be sold or otherwise disposed of until they are again offered to the Stockholders under the procedures specified in this Section 8.

        8.5  Excluded  Securities.  The  rights of the  Stockholders  under this
Section  8  shall  not  apply  to  the  following   securities   (the  "Excluded
Securities"):

                  (a) Common Stock or options to purchase or rights to subscribe for Common Stock, or securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities issued to officers, employees or directors of, consultants to, executive recruiters for, or lessors of personal property to, the Company, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Company;

                  (b) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; and

                  (c) any securities  issued for  consideration  other than cash
pursuant  to  a  merger,   consolidation,   acquisition   or  similar   business
combination.

                                    Section 9

                          Legend on Stock Certificates

        9.1 Legends. Each certificate of the signatories hereto representing the Shares shall bear the following legend:

               THE RIGHTS OF THE HOLDER OF THESE SECURITIES IN RESPECT OF THE TRANSFER OF THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF

               THAT CERTAIN JOINT VENTURE/STOCKHOLDERS' AGREEMENT DATED AS OF [the date of this Agreement], AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AMONG LUKENS MEDICAL PRODUCTS PRIVATE LIMITED AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS ARE FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF LUKENS MEDICAL PRODUCTS PRIVATE LIMITED.

                                   Section 10

                                   Termination

         10.1 Termination. This Agreement shall remain in full force and effect from the date hereof until (a) ownership of all of the Shares of the Company by one of the parties hereto; or (b) the liquidation of the Company. Notwithstanding the foregoing, and notwithstanding termination of this Agreement the rights and powers of each party and the duties and obligations of each party under Sections 3.2, 11, 12 13 and 14 shall survive termination and the parties shall continue to be bound by such provisions indefinitely.

                                   Section 11

                                 Indemnification

         11.1 Indemnification. The Company shall indemnify and hold Lukens harmless from and against, for and in respect of any and all liability, judgments, damages, losses, penalties, costs and expenses (including court costs and reasonable attorneys' and experts' fees) suffered, sustained, incurred or required to be paid by Lukens arising out of or in connection with or as a result of the Bank Guarantee referenced in Section 3.1 of this Agreement.

                                   Section 12
                                 Confidentiality

         12.1 Reciprocal Confidentiality Obligations. During the term of this Agreement, Confidential Information of one party may be disclosed to one or more of the other parties. A party to whom any Confidential Information is disclosed shall not disclose such Confidential Information to any other Person or entity or use such Confidential Information except for Company purposes or purposes specifically contemplated by this Agreement. The disclosure of Confidential information by one party to another shall not constitute a license, sale or offer to license or sell Confidential Information. Confidential Information shall be maintained in confidence for a period of five (5) years after the date of termination of this Agreement. Nothing contained in this Agreement will in any way restrict or impair a party's right to use, disclose, or otherwise deal with any Confidential Information which: (a) as shown by written records, was known to it prior to its receipt from the other party; (b) is or becomes part of the general public knowledge otherwise than as a consequence of a breach of duties or obligations of the party; (c) becomes known or available to the party from sources other than the other party without restrictions as to use or disclosure and otherwise than as a consequence of a breach of duties or obligations of the party under this Agreement; or (d) as shown by written records, is independently developed by employees, agents, contractors or consultants of the party. Notwithstanding the foregoing, a party shall have no obligation respecting, or be liable for, use or disclosure of Confidential Information where such disclosure is compelled by judicial or other governmental action initiated against the party; only if, however, the party promptly notifies the other party of such action and cooperates with the other party in obtaining any available protective order or its equivalent.

                                   Section 13

                               Dispute Resolution

        13.1 Dispute Resolution/Pre-Arbitration. Each party agrees that, unless otherwise required in order to comply with deadlines under the law, it will not institute arbitration under Section 13.2 of this

 Agreement with respect to any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or an alleged breach of this Agreement, until:

                  (a) It has given each of the other parties written notice of its grievance;

                  (b) The other parties have failed to provide a prompt and effective remedy within a reasonable period of time;

                  (c) The parties have submitted the matter to each of the chief executive officers of the corporate stockholders and each of the individual stockholders for resolution, and they are unable, after a reasonable period of time, to produce a mutually satisfactory resolution of the matter.

         13.2 Arbitration. In the event that the pre-arbitration dispute resolution procedures set forth in Section 13.1 do not result in the resolution of any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or an alleged breach of this Agreement (including the validity, scope, and enforceability of this arbitration agreement) and except as provided under Section 13.3 of this Agreement, such dispute, controversy, or claim shall be solely and finally settled by arbitration in accordance with the Commercial Rules of the American Arbitration Association. The place of arbitration shall be in Albuquerque, New Mexico, U.S.A. and the law applicable to the arbitration procedure shall be the Federal Arbitration Act (9 USC ss. 2). Judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the parties or their assets.

         Each party shall, except as otherwise provided herein, be responsible for its own expenses, including legal fees, incurred in the course of any arbitration proceedings. The costs and fees of the arbitration shall be divided evenly between the parties.

        13.3 Injunctive Relief. Sections 13.1 and 13.2 shall not be construed to limit or preclude a party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate, but only for such injunctive or provisional relief.

                                   Section 14

                                  Miscellaneous

        14.1 Governing Law. The laws of the State of New Mexico will govern this transaction and the interpretation and construction of this Agreement without reference to choice of law principles.

        14.2 Representations and Warranties. All agreements, representations, and warranties in this Agreement shall survive the execution and delivery of this Agreement.

         14.3 Assignment, Successors and Assigns. No party may assign any of its rights, powers, duties or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Subject to the preceding sentence, the provisions of this Agreement shall inure to the benefit of, and be binding on, the successors and assigns of the parties to this Agreement.

         14.4 Third Party Beneficiaries. Subject to the provisions of the preceding Section, nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties to it, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third Person any right of subrogation or action over or against any party to this Agreement.

         14.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects of this Agreement, and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         14.6 Separability and Severability. Unless otherwise expressly provided in this Agreement, any invalidity, illegality, or limitation on the enforceability of all or part of this Agreement, whether at!sing by reason of the law of a party's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement. If any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired by such invalidity, illegality, or unenforceability.

         14.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. It is contemplated that there will be one original of this Agreement which shall be retained by the Company and that each of the other parties shall received copies of the original.

         14.8  Headings.   The  various  headings  of  this  Agreement  are  for
convenience of reference only, shall not affect the meaning or interpretation of this Agreement, and shall not be considered in construing this Agreement.

         14.9 Amendments and Waivers. Except as specifically provided in this Agreement, neither this Agreement nor any term of this Agreement may be amended, waived, discharged, or terminated by any act or failure to act, but only by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

         14.10 Cumulative Rights/No Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

         14.11 Further Assurances. The parties agree to furnish upon request to each other such further information, to execute and deliver to each other such other documents, and to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

         14.12 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party to whom the notice or communication is to be given, when sent by facsimile transmission to the telephone number set forth in attached Schedule A or such other number as may hereinafter be designated in writing by the recipient to the sender listing all parties, or when duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in attached Schedule A or such other address as may hereinafter be designated in writing by the addressee to the addressor listing all parties. All such notices shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of facsimile transmission, on the date of transmission; and (c) in the case of mailing, on the fourteenth day after the posting thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                            Lukens  Medical   Products   Private
                                            Limited,  a company registered under
                                            the  Companies  Act,  1956,  laws of
                                            India

                                            By:    /s/ Robert S. Huffstodt
                                                 -------------------------------
                                            Title:
                                            Date:    2/21/97

                                            Lukens Medical Corporation,
                                            a Delaware corporation

                                            By:    /s/ Robert S. Huffstodt
                                                 -------------------------------
                                            Title: President & CEO
                                                --------------------------------
                                            Date:    2/21/97
                                                --------------------------------


                                            S.A. Diagnostics,
                                            a South African corporation

                                            By:       /s/ Roy Richmond
                                                --------------------------------

                                            Title
                                                --------------------------------
                                            Date:    2/21/97
                                                --------------------------------


                                            Superior Medical Supplies
                                            a Texas corporation

                                            By:      /s/ Shirley Frankel
                                                --------------------------------
                                                     Shirley Frankel, President
                                            Date:    2/21/97
                                                --------------------------------

                                            PENPOL,
                                            a company registered under the
                                            Companies Act, 1956, laws of India

                                            By:
                                                --------------------------------

                                            Title:
                                                --------------------------------

                                            Date:
                                                --------------------------------

                                    GLOSSARY

"Affiliate" When used with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

"Closing" The consummation of the acquisition of the Shares by the Stockholders and the delivery of this Agreement as provided in Section 2 of this Agreement.

"Company" Lukens Medical Products Private Limited, an Indian company registered under the Companies Act, 1956 of India.

"Confidential  Information"  Trade  secrets,  know-how,  inventions,   concepts,
designs, U.S. and foreign patents and/or patent applications, copyrighted materials, software, schematics, code, source listings, flow charts, specifications, copies of source or object code or other documentation of any type, and other data, knowledge, and information, relating to a party's technology, methods and procedures of operation, business or marketing plans, financial information, customer lists and data, as well as the nature and results of research and development activities, and all other materials or information related to the business or activities of a party or its existing or new products and component developments, processes and techniques.

"Contemplated Transactions" All of the transactions contemplated by this Agreement, including:

     (a) the acquisition of the Shares by each Stockholder pursuant to the terms and conditions of this Agreement;

     (b) the execution, delivery, and performance of all instruments, agreements and documents to be executed and delivered under this Agreement; and

     (c) the performance by the Company and each of the Stockholders of their respective covenants and obligations under this Agreement.

"Excluded Securities" As defined in Section 8.5 hereof.

"Lukens" Lukens Medical Corporation, a Delaware corporation.

"Notice Date" As defined in Section 7.2 hereof.

"Notice of Acceptance" As defined in Section 8.2 hereof.

"Notice Period" As defined in Section 8.1 hereof.

"Offer" As defined in Section 8.1 hereof.

"Notice" As defined in Section 7.1 hereof.

"Offered Securities" As defined in Section 8.1 hereof.

"Offered Shares" As defined in Section 7.4 hereof.

"Organization Documents" The Memorandum and Articles of Association of Lukens Medical Products Private Ltd, a copy of which is attached as Exhibit A.

"PENPOL" Peninsula Polymer Limited (PENPOL), a company registered under the Companies Act, 1956, laws of India.

"Permitted Transfer" As defined in Section 7.4 hereof.

"Person" Any individual, corporation (including any nonprofit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or governmental body.

"Refused Securities" As defined in Section 8.3 hereof.

"S.A. Diagnostics" S.A. Diagnostics, a company organized under the laws of South Africa.

"Sale Shares" As defined in Section 7.1 hereof.

"Shares" The shares of the Company's Stock to be acquired by each Stockholder under this Agreement.

"Shares Transfer" As defined in Section 7.1 hereof.

"Stock" As defined in Section 7.4 hereof.

"Stockholders" The holders of the of the Stock of the Company listed on Schedule A attached hereto and any transferee of shares owned by any such person or any successor or assign of any such person.

"Superior   Medical  Supplies"   Superior  Medical   Supplies,   Inc.,  a  Texas
corporation.

"Transferring Stockholder" As defined in Section 7.1 hereof.

                                    Exhibit A
                             Organization Documents

                                    Exhibit D
                  Proportionate Share of Guaranteed Obligations




Stockholder       Proportionate Share       Principal Amount Guaranteed
-----------       -------------------       ---------------------------

Lukens Medical             70%                       $252,000
Corporation
S.A. Diagnostics           15%                       $ 54,000
PENPOL                     10%                       $ 36,000

Superior Medical           5%                        $ 18,000
Supplies


Each Stockholder's Proportionate Share will vary from time to time as a consequence of the accrual of that Stockholder's Proportionate Share of interest and other costs that may be payable under the loan documents and the Stockholders' guaranty under Section 3.2 of this Agreement.

                                   Schedule A
                                  Stockholders

NAME                                                                   PERCENTAGE OWNERSHIP
----                                                                   --------------------
Lukens Medical Corporation                                                       70%
a Delaware corporation (U.S.A.)
3820 Academy Parkway North N.E.
Albuquerque, New Mexico, 87109
By: Robert S. Huffstodt, its President & CEO
Facsimile No.: (505) 342-9735

S.A. Diagnostics                                                                 15%
a South African corporation
302 Yoron Street
Waterkloof Glen
Pretoria 0081
South Africa
By: Roy Richmond, its
Facsimile No.:    011-27-12-99-88957

Peninsula Polymers Limited (PENPOL)                                              10%
an Indian Company
P.O. Box 2205
1X/1323 Sasthamangalam
Trivandrum, India 695 010
By: C. Balagopol, its Managing Director and constituted attorney Sri
______________.
Facsimile No.:    011-91-471-324599

Superior Medical Supplies, Inc.                                                  5%
2112 Menton Drive
Carrollton, Texas 75006
By: Shirley Frankel, its President
Facsimile No.: (214) 416-9310

